Equity dividends	12 Months Ended
Dec. 31, 2021
Disclosure Of Dividends [Abstract]
Equity dividends
13 Equity dividends

ORDINARY DIVIDENDS PAID IN THE YEAR	2021 £m	2020 £m	2019 £m
RELX PLC	920	880	842
Ordinary dividends declared and paid in the year ended 31 December 2021, in amounts per ordinary share, comprise: a 2020 final dividend of 33.4p (2020: 32.1p; 2019: 29.7p) and a 2021 interim dividend of 14.3p (2020: 13.6p; 2019: 13.6p), giving a total of 47.7p (2020: 45.7p; 2019: 43.3p).
The Directors of RELX PLC have proposed a final dividend of 35.5p (2020: 33.4p; 2019: 32.1p), giving a total for the financial year of 49.8p (2020: 47.0p; 2019: 45.7p). The total cost of funding the proposed final dividend is expected to be £685m, for which no liability has been recognised at the statement of financial position date.
The Employee Benefit Trust has currently waived the right to receive dividends on RELX PLC shares. This waiver has been applied to dividends paid in 2021, 2020 and 2019.